EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS

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                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Annual Report (Form 10-KSB) of First Keystone Corporation of our report dated January 9, 1996, included in the 1995 Annual Report to Stockholders of First Keystone Corporation.


                                         /s/ J. J. Williams & Co., LLP
March 22, 1996                          J. H. Williams & Co., LLP
Kingston, Pennsylvania                  Certified Public Accountants


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                            FINANCIAL DATA SCHEDULE


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